UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: May 24, 2011 (May 18, 2011)
(Date of earliest event reported)
POWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-12488 (Commission File Number)	88-0106100 (I.R.S. Employer Identification Number)

8550 Mosley Drive Houston, Texas (Address of Principal Executive Offices)		77075-1180 (Zip Code)
(713) 944-6900
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
  ☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)
  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Action (17CFR240.14D-2(b))
  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement.
On May 14, 2011, Powell Industries, Inc., a Delaware corporation (the Company), entered into the Ninth Amendment to Credit Agreement (the Ninth Amendment), which amended that certain Credit Agreement, dated as of June 29, 2005, as amended, by and among Powell Industries, Inc., as Parent, the subsidiaries of Powell Industries, Inc. identified therein, as Borrowers, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the Lenders party thereto (the Credit Agreement). The Ninth Amendment terminated the revolving credit facility for the Company’s subsidiaries located in the United Kingdom, increased the Company’s borrowing base available in the United States (the US Revolver) from $58.5 million to $72.0 million and extended the maturity of the Credit Agreement from December 31, 2012 to December 31, 2016. There were no changes in the affirmative or negative covenants.
The description of the Ninth Amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of the Ninth Amendment, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 2.03 — Creation of a Direct Financial Obligation or an Obligation Under and Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated in this Item 2.03 by reference.
If an event of default occurs and is continuing, on the terms and subject to the conditions set forth in the Credit Agreement, as amended, amounts outstanding under the Credit Agreement, as amended, may be accelerated and may become or be declared immediately due and payable.
Item 9.01 —Exhibits
(d) Exhibits. The following exhibit is furnished as part of this Report.

Exhibit
Number	Description
10.1
Ninth Amendment to Credit Agreement, dated as of May 18, 2011, among Powell Industries, Inc., as Parent, the subsidiaries of Powell Industries, Inc. identified therein, as Borrowers, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C issues, and the Lenders party thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POWELL INDUSTRIES, INC.
Date: May 24, 2011	By:	/s/ DON R. MADISON
Don R. Madison
Executive Vice President Chief Financial and Administrative Officer (Principal Accounting and Financial Officer)

Exhibit Index

Exhibit Number	Description
10.1
Ninth Amendment to Credit Agreement, dated as of May 18, 2011, among Powell Industries, Inc., as Parent, the subsidiaries of Powell Industries, Inc. identified therein, as Borrowers, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C issues, and the Lenders party thereto.